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                                                                   EXHIBIT 10.73


                                                              CANYON RANCH-LENOX


                       SECOND AMENDMENT TO LEASE AGREEMENT


         This SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into effective as of the first day of April, 1999, between WINE COUNTRY HOTEL, LLC, a Delaware limited liability company, d/b/a VINTAGE RESORTS, LLC ("Lessee") and CRESCENT REAL ESTATE FUNDING VI, L.P, a Delaware limited partnership ("Lessor").

                                    RECITALS:

         WHEREAS, Canyon Ranch-Bellefontaine Associates, L.P., a Delaware limited partnership ("Canyon Ranch") and Lessee entered into that certain Lease Agreement dated as of December 11, 1996 (the "Original Lease") pursuant to which Lessee leased from Canyon Ranch a resort facility and related assets located in Berkshire County, Massachusetts, and known as the "Canyon Ranch-Lenox" (hereinafter called the "Leased Property"); and

         WHEREAS, pursuant to that certain Assignment and Assumption of Master Lease dated as of December 11, 1996, all of Canyon Ranch's interest and estate as lessor under the Lease was assigned to Lessor, who thereupon assumed all of Canyon Ranch's liabilities and obligations under the Lease; and

         WHEREAS, Lessor and Lessee amended the Original Lease pursuant to the terms of that certain First Amendment to Lease Agreement dated as of December 31, 1998 (the Original Lease, as so amended, herein called the "Lease"); and

         WHEREAS, Lessor has made additional capital investment in the Leased Property and Lessor and Lessee have agreed to amend the Lease to increase the amount of rental payable thereunder in consideration of such capital investment made by Lessor.

                                   AGREEMENT:

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Lease.

         2. Amendment to Lease. Section 4.1 of the Lease is modified to increase the Base Rent, effective as of January 1, 1999, by the additional amount of $100,000.00 per year during the Term. Accordingly, the Base Rent payable under the Lease on a monthly basis, effective as of January 1, 1999, is $283,333.33 per month.



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         3. Modification Supersedes. Except as modified hereby, the Lease remains in full force and effect, with no other modifications thereto. If there arises by virtue of this Amendment any conflict between any provision of this Amendment and any provision of the Lease, the provisions hereof shall supersede any such conflicting provision of the Lease, but only to the extent of such conflict, and all of the provisions of the Lease are hereby modified as necessary so as to be consistent with the terms of this Amendment.

         4. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

         5. Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which is to be deemed an original for all purposes, and in making proof of this Amendment it shall not be necessary to produce more than one (1) counterpart hereof. A facsimile or similar transmission of a counterpart signed by a party hereto will be regarded as signed by such party for purposes hereof.

         6. Captions. The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way affect, limit, amplify or otherwise modify the terms and provisions hereof.

         7. Representations of Lessee. Lessee represents and warrants to Lessor that (i) Lessee is the sole legal and beneficial owner of the leasehold estate under the Lease and (ii) Lessee has the full power and authority to enter into this Amendment without the joinder or consent of any other party.

         8. Representations of Lessor. Lessor represents and warrants to Lessee that Lessor has the full power and authority to enter into this Amendment.



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         IN WITNESS WHEREOF, the parties have duly executed this Amendment to be effective as of the day and year first above written.


                                       LESSOR:

                                       CRESCENT REAL ESTATE FUNDING VI, L.P., a
                                       Delaware limited partnership

                                       By: CRE Management VI Corp., a Delaware
                                           corporation, General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                       LESSEE:

                                       WINE COUNTRY HOTEL, LLC, a Delaware
                                       limited liability company, d/b/a VINTAGE
                                       RESORTS, LLC


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

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                              CONSENT OF GUARANTOR


         The undersigned, as the guarantor of the obligations of the Lessee under the Lease Agreement (as amended by the Second Amendment to Lease Agreement (the "AMENDMENT") to which this Consent is attached) pursuant to that certain Master Guaranty dated as of December 31, 1998 (the "Guaranty"), (a) acknowledges and consents to the terms of the Amendment, (b) agrees that the execution and delivery of the Amendment and any other documents in connection therewith will in no way change or modify the undersigned's obligations under the Guaranty and
(c) acknowledges and confirms that the Guaranty is in full force and effect and there are no claims, counterclaims, offsets or defenses to the Guaranty.

         EXECUTED effective as of the 1st day of April, 1999.


                                       CRESCENT OPERATING, INC., a Delaware
                                       corporation


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

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